DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 2008

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Pennsylvania Municipal Money Market Fund (the “Fund”), dated April 1, 2008, as the Prospectus may be revised from time to time. To obtain a copy of the Fund’s Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City -- Call 1-718-895-1206
Outside the U.S. -- Call 516-794-5452

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND

The Fund is a Massachusetts business trust that commenced operations on July 16, 1990. The Fund is an open-end, management investment company, known as a municipal money market mutual fund. As a municipal fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the Fund’s investment adviser.

MBSC Securities (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Municipal Obligations. As a fundamental policy, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and Commonwealth of Pennsylvania personal income taxes (collectively, “Pennsylvania Municipal Obligations”). To the extent acceptable Pennsylvania Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

     Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days’ notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The principal types of derivative products are described below.

(1)	Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2)	Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

(3)	Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4)	Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined by the Manager in accordance with procedures established by the Fund’s Board.

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended November 30, 2007, computed on a monthly basis, was as follows:

		Moody’s		Standard &
Fitch Ratings		Investors Service,		Poor’s Ratings	Percentage
(“Fitch”)	or	Inc. (“Moody’s”)	or	Services (“S&P”)	of Value

F-1+/F-1		VMIG 1/MIG 1, P-1		SP-1+/SP-1, A1+/A1	67.8%
AAA/AA/A		Aaa/Aa/A		AAA/AA/A	11.2%
Not Rated		Not Rated		Not Rated	21.0% (1)

					100.0%

(1) Included in the not rated category are securities which, while not rated, all have been determined by the Manager to be of comparable quality to securities in the MIG1/SP-1/F-1 rating category.

     If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund’s Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Fund’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund’s Board is subsequently notified of the Manager’s actions.

     To the extent the ratings given by Moody’s, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organization or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund’s Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund’s net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable Pennsylvania Municipal Obligations are unavailable for investment by the Fund, in excess of 20% of the Fund’s net assets may be invested in securities that are not exempt from Pennsylvania income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. These securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

Stand-By Commitments. The Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued, or delayed delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued, or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

General. The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The Fund seeks to maintain a stable $1.00 share price.

Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of

Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in Pennsylvania Municipal Obligations. Since the Fund is concentrated in securities issued by Pennsylvania or entities within Pennsylvania, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund’s investment in Pennsylvania Municipal Obligations. You should review the information in “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in Pennsylvania Municipal Obligations.

Investment Restrictions

     The Fund’s investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Pennsylvania Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund’s Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined previously and in the Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund’s Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9. Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

     If a percentage restriction is adhered to at the time of investment, a later change in such percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Fund’s Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board Members of the Fund1

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

1 None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

Name (Age)	Principal Occupation
Position with Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations
Joseph S. DiMartino (64)	Corporate Director and	The Muscular Dystrophy Association,
Chairman of the Board (1995)	Trustee	Director
Century Business Services, Inc., a provider
of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,
paperboard mills and paperboard
converting plants, Director
Sunair Services Corporation, a provider of
certain outdoor-related services to homes
and businesses, Director

David W. Burke (71)	Corporate Director and	John F. Kennedy Library Foundation,
Board Member (1994)	Trustee	Director

William Hodding Carter III	Professor of Leadership &	The Century Foundation, Emeritus Director
(72)	Public Policy, University	The Enterprise Corporation of the Delta,
Board Member (2006)	of North Carolina,	Director
Chapel Hill (January 1,
2006 – present)
President and Chief
Executive Officer of the
John S. and James L.
Knight Foundation
(February 1, 1998 –
February 1, 2006)

Gordon J. Davis (66)	Partner in the law firm of	Consolidated Edison, Inc., a utility company,
Board Member (1995)	Dewey and LeBoeuf LLP	Director
	President, Lincoln Center	Phoenix Companies, Inc., a life insurance
	for the Performing Arts,	company, Director
	Inc.	Board Member/Trustee for several not-for-
	(2001)	profit groups

Joni Evans (65)	Principal, Joni Evans Ltd.	None
Board Member (1990)	Senior Vice President of
the William Morris
Agency (2005)

Name (Age)	Principal Occupation
Position with Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations
Ehud Houminer (67)	Executive-in-Residence at	Avnet Inc., an electronics distributor,
Board Member (2006))	the Columbia Business	Director
	School, Columbia	International Advisory Board to the MBA
	University	Program School of Management, Ben Gurion
University, Chairman

Richard C. Leone (67)	President of The Century	The American Prospect, Director
Board Member (2006)	Foundation (formerly,	Center for American Progress, Director
The Twentieth Century
Fund, Inc.), a tax exempt
research foundation
engaged in the study of
economic, foreign policy
and domestic issues

Hans C. Mautner (70)	President – International	Capital and Regional PLC, a British co-
Board Member (2006)	Division and an Advisory	investing real estate asset manager, Director
	Director of Simon	Member – Board of Managers of:
	Property Group, a real	Mezzacappa Long/Short Fund LLC
	estate investment	Mezzacappa Partners LLC
company (1998-present)
Director and Vice
Chairman of Simon
Property Group (1998-
2003)
Chairman and Chief
Executive Officer of
Simon Global Limited
(1999-present)

Robin A. Melvin (44)	Director, Boisi Family	None
Board Member (2006)	Foundation, a private
family foundation that
supports youth-serving
organizations that promote
the self sufficiency of
youth from disadvantaged
circumstances

Name (Age)	Principal Occupation
Position with Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations
Burton N. Wallack (57)	President and Co-owner of	None
Board Member(1991)	Wallack Management
Company, a real estate
management company

John E. Zuccotti (70)	Chairman of Brookfield	Emigrant Savings Bank, Director
Board Member (2006)	Financial Properties, Inc.	Wellpoint, Inc., Director
	Senior Counsel of Weil,	Visiting Nurse Service of New York,
	Gotshal & Manges, LLP	Director
	Chairman of the Real	Columbia University, Trustee
	Estate Board of New	Doris Duke Charitable Foundation, Trustee
York

     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Fund’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund’s investments. The Fund’s audit committee met four times and the compensation and nominating committees each met once during the fiscal year ended November 30, 2007. The Fund’s evaluation committee did not meet during the last fiscal year.

     The table that follows indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007.

Name of Board Member	The Fund	Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
William Hodding Carter III	None	None
Gordon J. Davis	None	$50,001 - $100,000
Joni Evans	None	None
Ehud Houminer	None	$1 - $10,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

     As of December 31, 2007, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     Effective January 1, 2007, the Fund currently pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 17 other funds (comprised of 30 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. (Prior to January 1, 2007, the annual retainer and per meeting attended fee were $30,000 and $4,000, respectively.) The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members receive an annual retainer and a per meeting attended fee of one-half the amount payable to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended November 30, 2007, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2007, pursuant to the compensation schedule then in effect, were as follows:

		Total Compensation
	Aggregate	From the Fund and
	Compensation	Fund Complex
Name of Board Member	From the Fund *	Paid to Board Member (**)
Joseph S. DiMartino	$1,993	$819,865 (196)
David W. Burke	$1,594	$347,479 (83)
William Hodding Carter III	$1,515	$84,729 (30)
Gordon J. Davis	$1,594	$137,942 (39)
Joni Evans	$1,232	$78,229 (30)
Arnold S. Hiatt +	$719	$43,346 (30)
Ehud Houminer	$1,515	$223,500 (79)
Richard C. Leone	$1,417	$78,000 (30)
Hans C. Mautner	$1,417	$77,729 (30)
Robin A. Melvin	$1,417	$78,729 (30)
Burton N. Wallack	$1,594	$85,229 (30)
John E. Zuccotti	$1,515	$84,729 (30)

* Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,812.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

+ Emeritus Board member since May 26, 2007.

Officers of the Fund

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chairman and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager - Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since August 2003. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Fund is 200 Park Avenue, New

York, New York 10166.

     As of March 10, 2008, the Fund’s Board members and officers, as a group, did not own any outstanding shares of the Fund.

As of March 10, 2008, the following shareholders were known to own of record 5% or more of the outstanding shares of the Fund: Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103-1628 (64.83%); and Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (14.21%) .

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial holding company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s shares, or, upon not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager: Jonathan Little, Chair of the Board; Jonathan Baum, Chief Executive Officer and a director; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Jill Gill, Vice President – Human Resources; Anthony Mayo, Vice President – Information Systems; Theodore A. Schachar, Vice President – Tax; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O’Hanley III, and Scott Wennerholm, directors.

     The Fund, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     The Manager provides day-to-day management of the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. The Fund’s portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund’s existence, costs of independent pricing services, costs attributable to investor services including, without limitation, telephone and personnel expenses, costs of shareholders’ reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund’s average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal year ended September 30, 2005 (the Fund’s former fiscal year end), for the fiscal period from October 1, 2005 through November 30, 2005, and for the fiscal years ended November 30, 2006 and 2007, the management fees paid by the Fund amounted to $638,929, $157,673, $939,464 and $1,059,895, respectively.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

Distributor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds, BNY Mellon Funds Trust and Mellon Institutional Funds. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the Fund to those intermediaries. Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to certain Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York (the “Custodian”), an affiliate of the Manager, One Wall Street, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, future commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, future commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchange or money transmitter.

As discussed under “Management Arrangements-Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

The minimum initial investment is $2,500 or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so. Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See “Determination of Net Asset Value.”

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may place telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Service Agent and your order to purchase Fund shares is paid for other than in Federal Funds, the Service Agent, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund’s shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer’s name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

     There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from your account, which on smaller accounts could constitute a substantial portion of the distribution. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. You should be aware that you may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described in the Fund’s Prospectus or this Statement of Additional Information.

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the “Plan”) pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund’s Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended November 30, 2007, the Fund reimbursed the Distributor $38,384 pursuant to the Plan.

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderR and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Checkwriting Privilege. The Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be charged to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone, or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or of shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund’s minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

     Amortized Cost Pricing. The valuation of the Fund’s portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Board has established, as a particular responsibility within the overall duty of care owed to the Fund’s investors, procedures reasonably designed to stabilize the Fund’s price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Board. The Service values the Fund’s investments based on methods which include consideration of: yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified as a “regulated investment company” under the Code for the fiscal year ended November 30, 2007. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for regular business. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Dividends paid by the Fund will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends or distributions paid by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

Dividends paid by the Fund which are considered “exempt-interest dividends” for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Fund may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Fund attributable to interest from the Fund’s investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. It is the current position of the Department of Revenue of the Commonwealth of Pennsylvania that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund shares attributable to the Fund’s investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for the purpose of determining a corporation’s capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund’s portfolio consists of Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions.

Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the fund.

Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, the Fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

     To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. The Manager also places transactions for other accounts that it provides with investment advice. For the fiscal year ended, September 30, 2005 (the Fund’s former fiscal year end), for the period from October 1, 2005 through November 30, 2005, and fiscal years ended November 30, 2006 and 2007, the Fund did not pay any commissions in connection with such transactions.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to the fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

      Disclosure of Portfolio Holdings. It is the policy of the Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, may publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with one month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of holdings twice a month on the 15th day of the month and the last business day of the month, with a 15-day lag. Portfolio holdings will remain available on the website until the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

      If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such Fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

      Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund’s Board.

INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Fund will send annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX A

RISK FACTORS—INVESTING IN PENNSYLVANIA MUNICIPAL
OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

General

     The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.2 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2006, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Agriculture exports have grown by more than 5.3% since 2003.

     Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 77 million tones of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

     In 2006, the population of Pennsylvania was 12.4 million. The Commonwealth is highly urbanized, with 79% of the 2006 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together comprise almost 44% of the Commonwealth's total population. Pennsylvania's workforce is estimated at 5.75 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities.

     Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 5.7% in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.7% in 2006. From 2002 through 2005, Pennsylvania's annual average unemployment rate was at or below the national average. As of September 2007, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.5% .

     Personal income in the Commonwealth for 2006 was $456.3 billion, an increase of 5.2% over the previous year. During the same period, national personal income increased at a rate of 6.2% . Based on the 2006 personal income estimates, per capita income for 2006 was at $36,680 for the Commonwealth, compared to per capita income in the United States of $36,276.

Description of Funds

     The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax which is constitutionally required to be deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

     The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

     The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

     The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For Fiscal Year 2006, $171.4 million was transferred to the BSRF, which represented the required statutory transfer of 25% of the $685.4 million unappropriated surplus balance. At the end of Fiscal Year 2007, the

Commonwealth's unappropriated surplus balance was $707.8 million which resulted in a statutorily required transfer of $176.9 million to the BSRF. At present, the Commonwealth maintains a balance of approximately $720.5 million in the BSRF. Additionally, as of October 2007, the Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 6.8% of the Commonwealth's annual operating costs.

     The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

     Financial information for the principal operating funds is maintained on a budgetary basis of accounting for insuring compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Auditor General of the

Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

     Tax revenues constitute approximately 97% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the sales tax ($8.591 billion, 31.3% of Fiscal Year 2007 revenues), the personal income tax ($10.232 billion, 37.5% of Fiscal Year 2007 revenues), the corporate net income tax ($2.493 billion, 9.1% of Fiscal Year 2007 revenues) and capital stock and franchise taxes ($999.9 million, 3.6% of Fiscal Year 2006 revenues).

     The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008, the percentage was increased by an additional 4.4% .

     The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania nonresident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004, having been raised from the prior rate of 2.8% . Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

     Capital stock and franchise taxes are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula. Capital stock and franchise tax tentative payments are payable quarterly based on 90% of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate for tax years that began in 2007 is 3.89 mills, having been reduced from 4.89 mills effective January 1, 2007. This tax is scheduled to be phased out by annual rate reductions through 2010.

     Other taxes, including the utility gross receipts tax ($1.293 billion, 4.7% of Fiscal Year 2007 revenues), the cigarette tax ($778.6 million, 2.8% of Fiscal Year 2007 revenues) and inheritance and estate taxes ($756.6 million, 2.8% of Fiscal Year 2007 revenues) also contribute significant revenues to the Commonwealth's budget.

     The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. Together these taxes produce nearly 55% of Motor License Fund revenues. For Fiscal Year 2007, the liquid fuels tax accounted for $589.2 million (25.7%), and the oil company franchise tax accounted for $462.8 million (20.2%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

     License and fee receipts in the General Fund for Fiscal Year 2007 totaled $119.6 million representing 0.4% of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective in January 2004. Revenues from motor vehicle licenses and fees in Fiscal Year 2004 were $870.0 million, representing 38.0% of total Fiscal Year 2007 Motor License Fund revenues.

     Federal Revenues. Anticipated receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2007 totaled $17.5 billion, while such Federal receipts are expected to total $18.0 billion in Fiscal Year 2008. Approximately $11.8 billion, or 67.7% of total Federal revenue to the Commonwealth for Fiscal Year 2007, was attributable to public health and welfare programs. In Fiscal Year 2008, $12.2 billion, or 67.9% of Federal revenues, was attributable to these types of programs.

Expenditures

     In Fiscal Year 2007, expenditures from Commonwealth revenues for education purposes were over $10.9 billion. The enacted budget for Fiscal Year 2008 included over $11.5 billion in education funding, an increase of 5.5% over Fiscal Year 2007.

     Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. Fiscal Year 2007 expenditures were $23.9 billion and were projected to be $24.8 billion for Fiscal Year

2008. Of the Fiscal Year 2007 expenditures, $9.6 billion was funded from the General Fund, while $10 billion was estimated to be provided for Fiscal Year 2008. Federal funds are expected to increase by $380.9 million, and augmentations are expected to increase by $21.0 million for Fiscal Year 2008. The Fiscal Year 2008 enacted budget includes $382.9 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

     Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $5.86 billion in Fiscal Year 2007, while $5.93 billion was budgeted from the General Fund for Fiscal Year 2008. The Fiscal Year 2008 budget anticipates the use of $82.6 million in additional intergovernmental transfer funds to offset General Fund requirements. A nursing home assessment fee provided a General Fund offset of $145 million in Fiscal Year 2007 and was expected to provide the same offset in Fiscal Year 2008. In addition, a managed care organization assessment provided a General Fund offset of $197.3 million in Fiscal Year 2007 and was expected to provide a $198.1 million offset in Fiscal Year 2008.

     Expenditures for medical assistance increased during the period from Fiscal Years 1997 through 2007 by an average annual rate of 12.6% . Fiscal Year 2007 expenditures from Commonwealth funds were projected to be $5.3 billion and are projected to be $5.33 billion in Fiscal Year 2008, an increase of 0.6% over the previous fiscal year. Income maintenance cash assistance payments to families in transition to independence were $1.057 billion for Fiscal Year 2007, of which $478.3 million was from the General Fund. The enacted budget for Fiscal Year 2008 includes a total of $1.081 billion, with $501.5 million provided from the General Fund.

     Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund and the Motor Vehicle Transaction Recovery Fund provide the remainder of funding for transportation programs.

     Act 44 of 2007 ("Act 44"), signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation. Through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth will invest nearly $1 billion annually in transportation infrastructure. Act 44 provides an average of $950 million in new funding per year for highways, bridges and transit over the next ten years. In Fiscal Year 2008, $750 million in additional funding will be invested in the transportation system with $450 million going to highway and bridge projects and $300 million to mass transit projects. By Fiscal Year 2010, $900 million will be invested annually with $500 million for highway and bridge projects and $400 million for mass transit. After Fiscal Year 2010, investments would rise 2.5% annually. The debt will be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

     The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. A total of $463.7 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in Fiscal Year 2007. In Fiscal Year 2008, the funding mechanisms for mass transit were legislatively changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources including a new Public Transportation Trust Fund (the "PTTF"). The PTTF, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. This funding supports mass transit programs statewide providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. Dedicated revenues streams to the PTTF and revenues generated through Act 44 are estimated to generate an increase of $300 million annually for local mass transit systems. The Commonwealth also has established the Public Transportation Assistance Fund, which also holds dedicated sources of funding for mass transit systems. Funds totaling $175.6 million were expended from this fund in Fiscal Year 2007, and $180.4 million was available for Fiscal Year 2008.

     Motor License Fund restricted revenues budgeted for highway construction purposes totaled $625.8 million in fiscal year 2007. In Fiscal Year 2008, $595.2 million was available. Combined Motor License Fund and restricted revenues expended for highway maintenance in Fiscal Year 2007 totaled $1.559 billion, while a total of $1.772 billion was budgeted for Fiscal Year 2008. Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $333.9 million in Fiscal Year 2007. A total of $366.3 million is available for Fiscal Year 2008 which also includes new funding in the amount of $35 million.

     The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2007, $8.3 million was expended from the aviation restricted account for such purposes. A total of $9.3 million is budgeted for Fiscal Year 2008.

Financial Performance

     Recent Developments. On July 17, 2007, the Commonwealth's Fiscal Year 2008 budget was enacted by the General Assembly and was signed into law by the Governor. The Fiscal Year 2008 budget includes a projected rise in Commonwealth revenues, prior to reserves for tax refunds, of 1.1% over Fiscal Year 2007 receipts. The rate of growth in revenues is based upon a projection that the national and state economies will continue to grow at a slower rate than in recent years. Additionally, Act 44 diverts a portion of General Fund revenues to fund mass transit programs, thereby reducing the rate of growth in revenues available in the Fiscal Year 2008 budget for other purposes. The enacted Fiscal Year 2008 budget provides for an increase in appropriations of 3.2% over Fiscal Year 2007 enacted budget and supplemental appropriations. The difference between the enacted appropriations and available revenues is funded through the utilization of the remaining unappropriated surplus from Fiscal Year 2007.

     General Fund Fiscal Year 2005 Financial Results (GAAP Basis). At June 30, 2005, the General Fund reported a fund balance of $2.87 billion, a decrease of approximately $137 million from the reported $3.00 billion fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9.863 billion. Liabilities decreased by $463 million to $6.994 billion largely because of a $369 million decrease in the securities lending program and a $156 million decrease in accounts payable.

     General Fund tax revenues increased by 8% due to economic growth, including nearly identical percentage increase in personal income tax revenue. Intergovernmental revenues increased by $311 million, due primarily to increases in Federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 9% during the fiscal year. The overall decrease in the fund balance, $137.4 million, during the fiscal year was $787 million less than the prior fiscal year increase in fund balance of $649 million. On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline and, conversely, to increase during periods of economic growth. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 11% during Fiscal Year 2005 largely because of the increase in expenditures for medical and other assistance.

     General Fund Fiscal Year 2005 Financial Results (Budgetary Basis). Total Fiscal Year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24.41 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources, was $24.06 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the BSRF, was scheduled to increase $162.5 million to $429.2 million from the Fiscal Year 2004 ending balance. Following the statutorily required 25% transfer to the BSRF ($64.4 million), the Fiscal Year 2005 final unappropriated surplus balance was $364.8 million.

     The 2005 Budget was based initially on an estimated 4.5% increase for General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of Fiscal Year 2004. After adjustments for various tax rate and tax base changes enacted for the 2004 Budget, total General Fund revenues were projected to increase 3.8% over Fiscal Year 2004 actual receipts and total $23.87 billion prior to reserves for tax refunds. Total Fiscal Year 2005 revenues net of reserves for tax refunds, exceeded $24.31 million, a 6.5% increase over Fiscal Year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in Fiscal Year 2004, rose $1.67 billion or 7.6% over Fiscal Year 2004 actual receipts. Total revenues to the Commonwealth exceeded the budget estimate by $442 million or 1.9% . Personal income tax receipts grew by $1.01 million or 13.1% over Fiscal Year 2004 revenues. During Fiscal Year 2005, corporate tax receipts grew $285.1 million or 10.7% . Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5% over Fiscal Year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596 million. Earnings from investments and revisions to the Commonwealth's escheats program continued to provide revenues well in excess of the estimate for Fiscal Year 2005. Significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth's liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in Fiscal Year 2005 were approximately $1 billion, a decrease of $14.7 million or 1.4% from Fiscal Year 2004 levels.

     Fiscal Year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22.96 million, an increase of 5.6% from Fiscal Year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in Fiscal Year 2005 and the 2005 Budget continued to utilize intergovernmental transfers for a portion of medical assistance costs. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining Federal fiscal relief, was appropriated in Fiscal Year 2005 to fund expenditures normally funded from Commonwealth revenues.

     General Fund Fiscal Year 2006 Financial Results (GAAP Basis). At June 30, 2006, the General Fund reported a fund balance of $2.97 billion, an increase of $100.4 million from the reported $2.87 billion fund balance at June 30, 2005. On a net basis, total assets increased by $537.1 million to $10.4 billion. Liabilities increased by $436.8 million to $7.43 billion largely because of an increase in unearned revenue ($348 million) and an increase in accounts payable ($235 million).

     General Fund tax revenues increased by 9%, with both corporation and personal income tax rising an average of 9% during Fiscal Year 2006. Sales and use tax collections increased by 4.2% . Intergovernmental revenues decreased by $439 million, resulting from lower amounts appropriated for Federal participation in medical and other assistance. Charges for sales and services decreased by $981 million due to specific program funding changes, including nursing home assessments. Total General Fund revenues increased by 0.98% ($414 million) during Fiscal Year 2006 . Total General Fund expenditures increased by less than 1% ($311 million) during Fiscal Year 2006. Expenditures for protection of persons and property increased by $265 million due primarily to increases in amounts appropriated/expended for state police activities. Public education expenditures increased by $285 million due primarily to increases in basic and other subsidies to school districts. Health and human services expenditures decreased by $227 million, caused by lower aggregate demand and utilization of medical and other assistance during the fiscal year. Actual General Fund expenditures (budgetary basis) increased by 3.1% over the prior fiscal year, while revenues (budgetary basis) increased 2.8% .

     General Fund Fiscal Year 2006 Financial Results (Budgetary Basis). During Fiscal Year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million (almost 3.5%) . Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million. Total Fiscal Year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25.70 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources, was $25.38 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the BSRF, increased to $685.4 million, including the beginning balance from the prior year of operations. Following the statutorily required 25% transfer to the BSRF ($171.4 million), the Fiscal Year 2006 final unappropriated surplus balance was $514.1 million as of June 30, 2006.

     Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3% . Fiscal Year 2006 revenues (all sources) totaled $25.70 billion, an increase of $1.3 billion over Fiscal Year 2005. Intergovernmental transfer proceeds increased $381.9 million (5.5%), while funding from additional sources decreased $253.3 million (63%). Additionally, General Fund revenues grew $1.56 billion (6.3%) during Fiscal Year 2006, corporate tax receipts grew $425.8 million over the estimate (an 8.9% surplus), personal income taxes were $342.6 million over the estimate (a 3.7% surplus), sales and use taxes were approximately at the estimate, actual receipts were $65.2 million above the estimate (0.8% over the estimate), and realty transfer tax revenues exceeded the estimate by $61.4 million (11.3%) . Reserves for tax refunds in Fiscal Year 2006 were $1.04 billion, an increase of 3.5% from the Fiscal Year 2005 reserves. At the end of Fiscal Year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

     Fiscal Year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24.66 billion, an increase of 7.4% from Fiscal Year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in Fiscal Year 2006. Intergovernmental transfers replaced $735.7 million of General Fund medical assistance costs in Fiscal Year 2006, compared to $697.9 million in Fiscal Year 2005.

Additionally, an estimated $145.9 million in additional funds were appropriated in Fiscal Year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in Fiscal Year 2005. The final unappropriated balance was $514.1 million for Fiscal Year 2006.

     General Fund Fiscal Year 2007 Financial Results (Budgetary Basis). Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during Fiscal Year 2006-07. Growth in GDP finished at 2.5% for Fiscal Year 2006-07, down from 3.4% for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures also were all lower during Fiscal Year 2006-07. Economic growth proved erratic as said growth was 0.4% in the first quarter of 2007 but rebounded to reach 4.0% in the second quarter of 2007. Job growth and the unemployment rate continued to drop throughout the fiscal year. Overall, these national economic conditions positively impacted Commonwealth revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

     General Fund revenues exceeded the certified estimate by $649.6 million (2.4%) during Fiscal Year 2007, totaling $27.45 billion. Total Fiscal Year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27.19 billion, an increase of $1.49 billion over Fiscal Year 2006. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.01 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance increased to $707.9 million. Accordingly, 25% of this preliminary balance ($176.9 million) was transferred to the BSRF. The final Fiscal Year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007.

     Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8% . Funding from additional sources increased $111.8 million (76%), primarily due to increased transfers from other state funds. General Fund revenues grew $1,595 million (6.2%) during Fiscal Year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million (5.6%) over estimate for the fiscal year. Year-over-year growth in corporate taxes was 5.6% during Fiscal Year 2007 as corporate net income tax collections grew 8.3% and gross receipts tax collections grew 12.4% . Receipts from the capital stock and franchise tax declined 7.5% on a year-over-year basis due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, while year-over year growth in personal income tax receipts was 7.7% . Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17% from the fiscal year estimate. Sales tax collections grew 3.1% during Fiscal Year 2007, while non-tax revenues of the Commonwealth grew by 58%. Reserves for tax refunds in Fiscal Year 2007 were $1.05 billion, an increase of 1.4% from the Fiscal Year 2006 reserves.

     Fiscal Year 2007 appropriations from Commonwealth revenues totaled $26.3 billion, an increase of 6.6% from Fiscal Year 2006 expenditures. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in Fiscal Year 2007, compared to $735.7 million in Fiscal Year 2006, a decrease of 27%. In addition, approximately $257.7 million in additional funds were appropriated in Fiscal Year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in Fiscal Year 2006. The ending unappropriated balance was $530.9 million for Fiscal Year 2007.

     Fiscal Year 2008 Budget. The adopted Fiscal Year 2008 budget provides appropriations totaling $27.162 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $26.641 billion. The $521.5 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $530.9 million beginning balance. The year ending unappropriated balance is currently estimated to be $7.1 million for Fiscal Year 2008.

     The Fiscal Year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4% growth in GDP from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth's economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $435 million (1.2%) prior to reserves for refunds. The below average growth that is projected for Fiscal Year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts. The continued phase-out of the capital stock and franchise tax led to a reduction in Fiscal Year 2008 projected receipts by approximately $241 million. Further, Act 44 dedicates 4.4% of all sales and use tax receipts and transfers these funds to the PTTF, which is estimated to total approximately $321 million in sales tax receipts. Finally, the enacted budget for Fiscal Year 2008 provided miscellaneous tax reductions totaling $63 million. Fiscal Year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8%, while receipts from the sales and use tax and the corporate net income tax are estimated to decrease by 0.7 and 0.6%, respectively. Projected decreases in these two taxes are the result of the aforementioned legislative changes recently enacted.

     A major component of the Fiscal Year 2008 budget is the "Prescription for Pennsylvania" initiative, which implements a plan designed to increase access to affordable health care coverage for all Pennsylvanians, improve the quality of care delivered throughout the Commonwealth and help bring health care costs under control for employers and employees. This program seeks to offer affordable basic health insurance to small businesses and uninsured individuals. The enacted budget includes $17.5 million in funding to implement several components of the Prescription for Pennsylvania, including plans to eliminate hospital-acquired infections, efforts to address chronic conditions and an initiative to address childhood obesity. The enacted budget also includes $99 million in state funds and $212.5 million in federal funds for an expansion of the "Cover All Kids" program, which is intended to gradually expand available health insurance to all Pennsylvania children not currently covered by insurance. The Commonwealth's prescription drug coverage program continues to expand coverage with the estimated addition of 32,000 seniors during Fiscal Year 2008, bringing the total to more than 357,000 enrollees by June 2008. Finally, the Governor and the General Assembly continue to negotiate additional programs proposed as part of the Prescription for Pennsylvania during the fall 2007 legislative session, including the Cover All Pennsylvanians program, which would offer affordable basic health insurance to small businesses and uninsured individuals.

     A new Energy Independence Initiative was proposed that would provide $850 million in additional investment in new, clean and alternative energy projects. The Energy Independence Fund would support early stage financing and project financing, along with new incentives for energy conservation and solar energy. A new Systems Benefit Charge of 1/20th cent per kilowatt-hour of electricity consumption would be imposed to support the Energy Independence Fund. Through this charge, approximately $75 million would be generated annually, which would support the issuance of $850 million of debt to be issued by the Pennsylvania Energy Development Authority.

     Motor License Fund—Fiscal Years 2005-08. The Motor License Fund ended Fiscal Year 2005 with an unappropriated surplus of $212.4 million, a net increase of $98.8 million or 87% from Fiscal Year 2004. Motor License Fund revenues totaled $2.16 billion, an increase of 3.4% over actual Fiscal Year 2004 receipts. Revenues from other revenue receipts, primarily earnings on investments, grew 86.7% during Fiscal Year 2004, while receipts from license and fees increased by 4% over Fiscal Year 2004 receipts. Revenues to the Motor License Fund from liquid fuels taxes increased by 4.2% during Fiscal Year 2005. Expenditures of Motor License Fund revenues totaled $2.07 billion for Fiscal Year 2005, an increase of 2.4% from actual Fiscal Year 2004 expenditures net of lapses.

     Fiscal Year 2006 revenues for the Motor License Fund were $2.27 billion, an increase of 5.1% over actual Fiscal Year 2005 receipts. Liquid fuels tax receipts are projected to increase by 5.7% while license and fee revenues grew minimally (0.1%) . Other revenue receipts, namely earnings on investments, increased by 34.9% . Appropriations from Commonwealth funds for Fiscal Year 2006 totaled $2.34 million, an increase of 13%. The Motor License Fund ended the fiscal year with an unappropriated surplus of $283.7 million, a net increase of $71.3 million.

     Fiscal Year 2007 revenues for the Motor License Fund were $2.29 billion, an increase of 1.1% over Fiscal Year 2007 receipts. Liquid fuels tax receipts increased by 2.4% while license and fee revenues declined slightly (0.9%) . Other revenue receipts, namely earnings on investments, increased by 2.0% . The Fiscal Year 2007 Motor License Fund appropriations and executive authorizations totaled $2.57 billion, an increase of 9.6% from Fiscal Year 2006. The Motor License Fund ended the fiscal year with an unappropriated surplus of $96.6 million, a net decrease of 66%.

     The enacted Fiscal Year 2008 budget for the Motor License Fund estimates revenues of $2.76 billion. This increase of 20.4% is attributable to statutory revisions enacted as part of the 2007 Transportation Act. The enacted Fiscal Year 2008 Motor License Fund budget appropriates and authorizes $2.802 billion, an increase of 9.2% over Fiscal Year 2007 expenditures. The enacted budget anticipates a further draw down of the unappropriated balance by $44.8 million during Fiscal Year 2008. The anticipated unappropriated year-end surplus is forecast to be $51.8 million.

     State Lottery Fund—Fiscal Years 2005-08. Revenues from Lottery tickets sales and other miscellaneous revenue sources rose 3.5% during Fiscal Year 2005, totaling $1.21 billion. Expenditures net of lapses, totaled $1.14 billion, an amount equal to the expenditure levels experienced in Fiscal Year 2004. Revenues, including prior year lapses, in excess of expenditures for Fiscal Year 2005 contributed to an unappropriated fund balance and reserve of $381 million, an increase of 27% from Fiscal Year 2004. During Fiscal Year 2006, ticket sales less field prizes and commissions were $1.46 billion, a 20.4% increase in revenues from Lottery sources, including instant ticket sales and the state's participation in the multi-state Powerball game. Expenditures totaled $1.438 billion and were 26.2% above Fiscal Year 2005 expenditures. The fiscal year-end unappropriated balance and reserve totaled $439.0 million, an increase of 15.2% .

     Fiscal Year 2007 net revenues from lottery sources increased by 2.7% . Total net revenues received by the Lottery Fund during Fiscal Year 2007 were $1.5 billion, while total appropriations were $1.44 billion. Additionally, Fiscal Year 2007 expenditures included a transfer of approximately $248.8 million in long-term care costs from the Commonwealth's General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $476.5 million, (including $100 million of reserves), an increase of 8.5% .

     The enacted Fiscal Year 2008 budget anticipates an 11.9% increase in revenues from lottery sources. Appropriations totaling $1.82 billion are budgeted, which represents an increase of $378 million or 26.2% over Fiscal Year 2007. Additionally, the enacted Fiscal Year 2008 budget includes a transfer of approximately $248.8 million in long-term care costs from the Commonwealth's General Fund to the State Lottery Fund. The projected fiscal year-end balance and reserve is estimated to total $367.1 million, a decrease of 23%.

     Trend projections for fiscal years beyond Fiscal Year 2008 show estimated program and administrative costs above estimated net revenues as the forecasted rate of increase in program expenditures, namely the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues will be funded from a further draw-down of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year.

Commonwealth Indebtedness

     The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid out of Motor License Fund appropriations.

     Net outstanding general obligation debt totaled $7.834 billion at June 30, 2007, a net increase of $1.087 billion from June 30, 2006. Over the 10-year period ended June 30, 2007, total net outstanding general obligation debt increased at an annual rate of 4.5% . Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 7.7% .

     General obligation debt for non-highway purposes of $7.72 billion was outstanding on June 30, 2007. Outstanding debt for these purposes increased by a net $1.14 billion since June 30, 2006. For the period ended June 30, 2007, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 6.3% and 8.8% respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and other local public buildings.

     Outstanding general obligation debt for highway purposes was $112.6 million on June 30, 2007, a decrease of $52.3 million from June 30, 2006. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2007, by 18.3% and 20.2%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. No debt issuance for highway capital projects is currently planned.

     When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The proposed Fiscal Year 2008 budget does not anticipate issuing tax anticipation notes.

     Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2007: Delaware River Joint Toll Bridge Commission ($181.4 million), Delaware River Port Authority ($1.187 billion), Pennsylvania Economic Development Financing Authority ($1.622 billion), Pennsylvania Energy Development Authority ($51.6 million), Pennsylvania Higher Education Assistance Agency ($10.75 billion), Pennsylvania Higher Educational Facilities Authority ($5.361 billion), Pennsylvania Industrial Development Authority ($425.8 million), Pennsylvania Infrastructure Investment Authority ($61.0 million), Pennsylvania Turnpike Commission ($2.693 billion), and the State Public School Building Authority ($1.773 billion).

     The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

     No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

     Ratings. General obligation bonds of the Commonwealth are rated "AA" by Standard & Poor's Ratings Services, "Aa2" by Moody's Investor Services, and "AA" by Fitch, Inc. The ratings reflect only the views of the rating agencies.

     Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

     The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan on or after January 1, 2002 is 7.5% of compensation. The contribution rates for current PSERS members range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25% . Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited is refundable to covered employees upon termination of their employment.

     Commonwealth contributions to SERS and PSERS were $206 million and $368.8 million, respectively, in Fiscal Year 2007. The Fiscal Year 2008 budget included Commonwealth contributions for SERS and PSERS of $216 million and $452.2 million, respectively, a 5% and 23% increase respectively in the year-over-year contribution to each system.

     Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. The actuary's recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations and are included in the 2007 Budget. As of June 30, 2007, the market value of investment assets for PSERS was $67.52 billion. As of June 30, 2006, the market value of investment assets for SERS was $32.05 billion.

Litigation

     Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

     In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional.

Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2008 was $20 million.

     County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

     The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

     Northbrook Life Insurance Co. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative board's level.

     The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies, which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

     The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

     The case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Exceptions will be filed by both parties and it is likely this case will not be finally resolved until another round before the en banc Commonwealth Court and then appeal to the Pennsylvania Supreme Court. It is impossible to predict the outcome. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

     Hickenbottom v. Nassan, et al. This is a civil rights action brought against two state troopers for the shooting of a twelve year-old boy. The boy was unarmed and running away from the troopers at the time of the shooting. The trial court denied defendants' motion for summary judgment. The case was scheduled to be tried in February, 2008. A jury verdict could exceed the materiality limit.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The rating ‘AA’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1. ‘

Moody’s

Long-term

Aaa

     Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the ‘Aa’ generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Fitch
Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A plus (+) or minus (-) sign designation may be appended to the ‘AA’ of ‘F1’ a rating to denote relative status within the rating category.